UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21539

                First Trust Senior Floating Rate Income Fund II
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                        Date of fiscal year end: May 31
                                                --------

                     Date of reporting period: May 31, 2015
                                              --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                     ANNUAL
                                     REPORT
                               FOR THE YEAR ENDED
                                  MAY 31, 2015

                                  FIRST TRUST
                              SENIOR FLOATING RATE
                                 INCOME FUND II
                                     (FCT)

                                  FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)

                                 ANNUAL REPORT
                                  MAY 31, 2015

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  17
Statement of Operations.....................................................  18
Statements of Changes in Net Assets.........................................  19
Statement of Cash Flows.....................................................  20
Financial Highlights........................................................  21
Notes to Financial Statements...............................................  22
Report of Independent Registered Public Accounting Firm.....................  28
Additional Information......................................................  29
Board of Trustees and Officers..............................................  32
Privacy Policy..............................................................  34

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                  MAY 31, 2015


Dear Shareholders:

Thank you for your investment in First Trust Senior Floating Rate Income Fund II (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this annual report, which contains detailed information about your investment for the 12 months ended May 31, 2015, including a portfolio commentary from the Fund's management team, a performance analysis and a market and Fund outlook. Additionally, First Trust has compiled the Fund's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014, though the year was not as prosperous for senior loan funds. Volatility in the U.S. and global markets, particularly over the last six months, was created by a combination of economic and global factors, including the continued conflict in the Middle East and a sharp decline in oil prices. Another factor that has impacted markets is the fact that many economists are predicting the Federal Reserve will begin to raise interest rates this year. This volatility impacted senior loans over the reporting period, and senior loans which retracted over the past several months remain in positive territory (though past performance is no guarantee of future performance).

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
"AT A GLANCE"
AS OF MAY 31, 2015 (UNAUDITED)


-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                               FCT
Common Share Price                                           $13.77
Common Share Net Asset Value ("NAV")                         $14.71
Premium (Discount) to NAV                                     (6.39)%
Net Assets Applicable to Common Shares                 $392,699,458
Current Monthly Distribution per Common Share (1)           $0.0750
Current Annualized Distribution per Common Share            $0.9000
Current Distribution Rate on Closing Common Share Price (2)    6.54%
Current Distribution Rate on NAV (2)                           6.12%
-------------------------------------------------------------------

-------------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-------------------------------------------------------------------
            Common Share Price          NAV
5/14             $14.00               $14.95
                  13.81                14.91
                  14.00                14.94
                  14.11                14.96
6/14              14.25                14.98
                  13.99                14.92
                  13.98                14.93
                  13.91                14.93
7/14              13.97                14.94
                  13.80                14.80
                  13.60                14.77
                  13.78                14.77
                  13.85                14.83
8/14              13.89                14.86
                  13.77                14.77
                  13.68                14.73
                  13.66                14.75
9/14              13.57                14.68
                  13.51                14.60
                  13.33                14.58
                  13.07                14.49
                  13.25                14.58
10/14             13.24                14.66
                  13.01                14.62
                  13.12                14.64
                  13.05                14.66
11/14             13.11                14.69
                  13.06                14.56
                  12.92                14.32
                  12.97                14.35
12/14             12.95                14.42
                  12.99                14.37
                  12.98                14.40
                  12.99                14.40
                  13.02                14.44
1/15              12.95                14.44
                  13.10                14.45
                  13.30                14.52
                  13.46                14.58
2/15              13.54                14.64
                  13.61                14.61
                  13.63                14.59
                  13.69                14.58
3/15              13.79                14.62
                  13.85                14.60
                  13.77                14.68
                  13.91                14.73
4/15              13.88                14.75
                  13.73                14.70
                  13.69                14.71
                  13.70                14.70
                  13.95                14.71
5/15              13.77                14.71


-------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------
                                                                       Average Annual Total Return
                                                                  -------------------------------------
                                   1 Year Ended   5 Years Ended   10 Years Ended   Inception (5/25/2004)
                                    5/31/2015       5/31/2015       5/31/2015            5/31/2015
FUND PERFORMANCE (3)
NAV                                   4.68%           7.47%           4.28%               4.25%
Market Value                          4.64%           8.17%           4.19%               3.20%

INDEX PERFORMANCE
S&P/LSTA Leveraged Loan Index         2.84%           5.47%           5.10%               5.03%
-------------------------------------------------------------------------------------------------------


-----------------------------------------------------
                                          % OF TOTAL
CREDIT QUALITY (S&P RATINGS) (4)          INVESTMENTS
-----------------------------------------------------
BBB                                             1.9%
BBB-                                            1.4
BB+                                             3.5
BB                                              6.4
BB-                                            13.3
B+                                             25.5
B                                              32.4
B-                                              8.1
CCC+                                            3.0
CCC                                             1.7
NR                                              1.4
Privately rated securities (5)                  1.4
                                              ------
                                     Total    100.0%
                                              ======


-----------------------------------------------------
                                          % OF TOTAL
TOP 10 ISSUERS                            INVESTMENTS
-----------------------------------------------------
BMC Software Finance, Inc.                      2.3%
Amaya Holdings B.V.                             2.2
Albertsons LLC                                  2.1
Caesars Growth Partners LLC                     2.1
Dell, Inc.                                      1.9
Portillo's Holdings LLC                         1.9
BJ's Wholesale Club, Inc.                       1.9
Asurion LLC                                     1.8
Formula One (Delta 2 Lux S.A.R.L.)              1.8
InVentiv Health, Inc.                           1.8
                                              ------
                                     Total     19.8%
                                              ======


-----------------------------------------------------
                                          % OF TOTAL
ASSET CLASSIFICATION                      INVESTMENTS
-----------------------------------------------------
Hotels, Restaurants & Leisure                  10.8%
Health Care Providers & Services               10.2
Media                                           7.1
Software                                        5.0
Life Sciences Tools & Services                  4.7
Food Products                                   4.7
Pharmaceuticals                                 4.3
Health Care Equipment & Supplies                4.2
Food & Staples Retailing                        4.0
Specialty Retail                                3.8
Insurance                                       3.7
Chemicals                                       3.1
Diversified Telecommunication Services          2.7
Professional Services                           2.3
Diversified Consumer Services                   2.2
Diversified Financial Services                  2.2
Auto Components                                 2.0
Technology Hardware, Storage & Peripherals      1.9
Semiconductors & Semiconductor Equipment        1.7
IT Services                                     1.7
Commercial Services & Supplies                  1.6
Containers & Packaging                          1.5
Consumer Finance                                1.5
Capital Markets                                 1.5
Aerospace & Defense                             1.3
Machinery                                       1.3
Health Care Technology                          1.2
Independent Power and Renewable
   Electricity Producers                        1.2
Road & Rail                                     1.1
Real Estate Management & Development            1.1
Real Estate Investment Trusts (REITs)           1.0
Oil, Gas & Consumable Fuels                     0.9
Building Products                               0.8
Electric Utilities                              0.7
Electronic Equipment & Instruments              0.4
Diversified Business Services                   0.4
Beverages                                       0.2
                                              ------
                                     Total    100.0%
                                              ======


(1) Most recent distribution paid or declared through May 31, 2015. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of May 31, 2015. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund's Sub-Advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund's portfolio. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(4) The ratings are by Standard & Poor's except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

(5) Represents Senior Loans privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                 ANNUAL REPORT
                                  MAY 31, 2015


                               INVESTMENT MANAGER
First Trust Advisors L.P. ("First Trust") was established in 1991 and is located in Wheaton, Illinois. First Trust is a registered investment advisor which offers customized portfolio management using its structured, quantitative approach to security selection. As of May 31, 2015, First Trust managed or supervised $119.87 billion in assets. The First Trust Leveraged Finance Team began managing the First Trust Senior Floating Rate Income Fund II on October 12, 2010. The First Trust Leveraged Finance Team is comprised of 12 experienced investment professionals specializing in below-investment grade securities. The team is comprised of portfolio management, research, trading and operations. As of May 31, 2015, the First Trust Leveraged Finance Team managed or supervised approximately $1.62 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including a closed-end fund, an open-end fund, four exchange-traded funds and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA
SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER

SCOTT D. FRIES, CFA
SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
The primary investment objective of First Trust Senior Floating Rate Income Fund II ("FCT" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives by investing in a portfolio of senior floating-rate loan interests ("senior loans"). There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP
The last 12 months were generally positive for the senior loan market despite the volatility towards the middle of the period in October and December. The start of 2015 has been driven by oil showing signs of stability (at least for now) after a nearly 50% decline in the second half of 2014, a market much more willing to tolerate the current geopolitical climate, and strength in returns across credit markets. Moreover, an incredibly strong undercurrent created by some form of quantitative easing by central banks around the world is driving a global search for yield. With low and negative yields becoming commonplace in many countries and central banks furiously weakening currencies to stimulate demand for their countries' goods and services, the U.S. finds itself standing alone, with interest rate increases, not decreases, on the horizon and a strong currency. The net result is that investors around the world are buying U.S. fixed-income instruments at an extraordinary pace. We believe the combination of this powerful technical demand for U.S. fixed-income securities, a healthy, albeit slow growing, U.S. economy, and sound fundamentals (modest corporate defaults) within corporate America should continue to support the performance of fixed-income markets, including senior loans and high-yield bonds.

SENIOR LOAN MARKET
The S&P/LSTA Leveraged Loan Index returned 2.84% for the 12-month period ending May 31, 2015. From a credit quality perspective, the returns were mixed. Lower quality CCC rated issues returned 3.77% in the period, outperforming the returns of higher quality B rated issues at 3.14% and nearly matching BB rated issues at 3.79%. The average price of loans in the market began the period at $99.01 and, after bottoming at $95.92 at the end of December, loan prices ended the period at $97.39. (Source: S&P/LCD)

CREDIT QUALITY/DEFAULT RATES
Default rates continue to remain low, as compared to long-term averages in senior loans. We believe this is because corporate fundamentals remain healthy, as evidenced by the fact that senior loan issuers that file their financial results publicly grew cash flows by approximately 6% year-over-year in the first quarter of 2015, which represents 23 straight quarters of cash flow growth.

PERFORMANCE ANALYSIS
The Fund outperformed the S&P/LSTA Leveraged Loan Index on a net asset value ("NAV") basis for the 12-month period. The Fund generated an NAV return of 4.68% and a market price return of 4.64%. The Fund's discount to NAV ended the period nearly unchanged from one year ago. At the start of the period, the Fund's market price was at a 6.35% discount to NAV, and moved to a 6.39% discount to NAV by the end of the period.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                 ANNUAL REPORT
                                  MAY 31, 2015


From an income perspective, the monthly announced distribution rate began the period at $0.07125 per share and ended at $0.075 per share. For some time now, the consequence of robust demand for senior loans has been declining yields. However, the volatility experienced in the fourth quarter of 2014 resulted in senior loan spreads widening, creating opportunities to increase the income generated by the Fund's holdings. At the $0.075 per share monthly distribution rate, the annualized distribution rate at the end of May 2015 was 6.12% at NAV and 6.54% at market price.

Contributing to the Fund's outperformance relative to the S&P/LSTA Leveraged Loan Index over the period was the Fund's use of leverage and its issuer selection. The use of leverage contributed positively to the Fund's performance as the total return of senior loans exceeded the borrowing cost. Leverage at the end of May was approximately 28.8% of managed assets. Performance across credit quality was closely mixed and not a meaningful driver of performance; however, we continue to remain underweight in issues rated CCC+ and below. At the end of the period, the Fund held 4.7% of assets in issues rated CCC+ or below compared to 7.0% for the S&P/LSTA Leveraged Loan Index.

MARKET AND FUND OUTLOOK
Credit markets appear well positioned for the intermediate term, in our opinion. We believe the combination of strong technical tailwinds created by global central bank policy, attractive valuations within the credit markets, a below-average default rate environment, modest but healthy economic growth and sound corporate fundamentals provides a firm backdrop for returns in the periods ahead. We continue to believe that steadily improving economic data (GDP growth of approximately 2.5%-3% and improving unemployment) will provide the Fed the motivation it requires to begin the process of raising interest rates later this year, likely driving greater demand for senior loans.

Based on current valuations, we believe senior loans, given their senior-secured position in the capital structure and floating interest rate, are well positioned as we move through 2015. While headline risk, ranging from oil price volatility to geopolitical turmoil, may continue to influence risk sentiment, and is important to monitor, we believe investors will be well served to stay the course given that these concerns are not likely to result in derailing the U.S. economy from its current trajectory. Moreover, while lower interest rates proved to be a rather substantial tailwind to fixed-income securities in 2014, the risk of raising rates on traditional fixed-income securities has only increased, in our opinion. We believe there remains a substantial asymmetry in the risk vs. reward equation for long-duration fixed-income securities (those with the most rate sensitivity). As a result, even modestly increasing interest rates can present challenges for traditional fixed-income investors.

In summary, we believe that credit markets offer compelling opportunities today, principally within an actively managed framework where risk can be appropriately managed. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and focus on the opportunities that we believe offer the best risk and reward balance. Despite the many distractions that ebb and flow every quarter, we remain firmly focused on finding value in the senior loan market.

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a)
MAY 31, 2015

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS - 132.9%

              AEROSPACE & DEFENSE - 1.9%
$  1,889,148  DynCorp International, Inc., Term Loan..........................      6.25%        07/07/16     $   1,871,824
     300,000  Science Applications International Corp. (SAIC),
                 Tranche B Incremental Loan...................................      3.75%        04/21/22           301,218
   2,878,763  Transdigm, Inc., Term Loan C....................................      3.75%        02/28/20         2,870,847
     794,000  Transdigm, Inc., Tranche D Term Loan............................      3.75%        06/04/21           792,467
   1,489,091  Wencor Group LLC (Jazz Acquisition, Inc.),
                 Term Loan (First Lien).......................................      4.50%        06/19/21         1,477,923
                                                                                                              -------------
                                                                                                                  7,314,279
                                                                                                              -------------
              AGRICULTURAL PRODUCTS - 1.0%
   3,861,470  Jimmy Sanders, Inc. (Pinnacle Operating Corp.),
                 Refinancing Term Loan........................................      4.75%        11/15/18         3,854,249
                                                                                                              -------------
              ALTERNATIVE CARRIERS - 0.8%
   1,000,000  Level 3 Financing, Inc., Tranche B 2020 Term Loan...............      4.00%        01/15/20           999,380
   2,250,000  Level 3 Financing, Inc., Tranche B-II 2022 Term Loan............      3.50%        05/31/22         2,242,125
                                                                                                              -------------
                                                                                                                  3,241,505
                                                                                                              -------------
              APPAREL RETAIL - 0.6%
     992,500  J.C. Penney Corp., Inc., Term Loan..............................      5.00%        06/20/19           988,600
   1,231,289  Neiman Marcus Group Inc., Other Term Loan.......................      4.25%        10/25/20         1,231,289
                                                                                                              -------------
                                                                                                                  2,219,889
                                                                                                              -------------
              APPLICATION SOFTWARE - 1.8%
   1,000,000  Epicor Software Corp., Term Loan B..............................      4.75%        05/31/22         1,000,940
   3,378,474  Infor (US), Inc., Tranche B-5 Term Loan.........................      3.75%        06/03/20         3,360,973
   1,630,963  Mitchell International, Inc., Initial Term Loan.................      4.50%        10/13/20         1,634,698
   1,395,678  Triple Point Technologies, Inc., Term Loan......................      5.25%        07/10/20         1,270,067
                                                                                                              -------------
                                                                                                                  7,266,678
                                                                                                              -------------
              ASSET MANAGEMENT & CUSTODY BANKS - 2.0%
     800,000  American Beacon Advisors, Inc., Term Loan B.....................      5.50%        04/30/22           808,000
   1,329,750  Guggenheim Partners Investment Management Holdings LLC,
                 Initial Term Loan............................................      4.25%        07/22/20         1,335,840
     929,816  Mondrian Investment Partners Ltd. (MIPL Group Ltd.),
                 Term Loan B..................................................      4.00%        03/05/20           929,816
   4,875,000  Victory Capital Holdings (VCH Holdings LLC),
                 Initial Term Loan............................................      7.00%        10/29/21         4,899,375
                                                                                                              -------------
                                                                                                                  7,973,031
                                                                                                              -------------
              AUTO PARTS & EQUIPMENT - 2.1%
     704,059  Affinia Group, Inc., Tranche B-2 Term Loan......................      4.75%        04/27/20           704,059
     893,250  Cooper Standard Holdings (CS Intermediate Holdco 2 LLC),
                 Term Loan....................................................      4.00%        04/04/21           893,697
     882,829  Gates Global LLC, Initial Dollar Term Loan......................      4.25%        07/06/21           878,751
   2,679,750  Henniges Automotive Holdings, Inc., Term Loan B.................      5.50%        06/03/21         2,686,449
   1,710,625  Remy International, Inc., Term B Loan 2013......................      4.25%        03/05/20         1,710,625
   1,453,519  Tower Automotive Holdings USA LLC,
                 Initial Term Loan (2014).....................................      4.00%        04/23/20         1,450,495
                                                                                                              -------------
                                                                                                                  8,324,076
                                                                                                              -------------


                        See Notes to Financial Statements                 Page 5

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2015

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              BROADCASTING - 4.6%
$  4,986,742  Clear Channel Communications, Inc., Tranche D Term Loan.........      6.94%        01/30/19     $   4,656,370
   1,750,000  Clear Channel Communications, Inc., Tranche E Term Loan.........      7.69%        07/30/19         1,657,303
   2,798,370  Cumulus Media Holdings, Inc., Term Loan.........................      4.25%        12/23/20         2,639,786
   2,154,733  Media General, Inc., Term Loan B2...............................      4.25%        07/31/20         2,163,351
   1,059,804  Mission Broadcasting, Inc. (Nexstar Broadcasting Group, Inc.),
                 Term B-2 Loan................................................      3.75%        10/01/20         1,060,471
   1,201,834  Nexstar Broadcasting Group, Inc. (Mission Broadcasting, Inc.),
                 Term Loan B-2................................................      3.75%        09/30/20         1,202,591
   1,104,505  Tribune Co., Initial Term Loan..................................      4.00%        12/27/20         1,104,847
     979,813  Univision Communications, Inc., 2013 Incremental Term Loan......      4.00%        03/01/20           978,128
   2,803,785  Univision Communications, Inc., Replacement First-Lien
                 Term Loan....................................................      4.00%        03/01/20         2,798,767
                                                                                                              -------------
                                                                                                                 18,261,614
                                                                                                              -------------
              BUILDING PRODUCTS - 1.1%
     425,357  Hillman Group, Inc., Initial Term Loan..........................      4.50%        06/30/21           426,157
   1,310,160  Quikrete Holdings, Inc., Initial Loan (First Lien)..............      4.00%        09/28/20         1,310,160
     294,737  Quikrete Holdings, Inc., Initial Loan (Second Lien).............      7.00%        03/26/21           296,211
   2,218,748  Unifrax Holding Co., New Term Dollar Loan.......................      4.25%        11/28/18         2,210,427
                                                                                                              -------------
                                                                                                                  4,242,955
                                                                                                              -------------
              CABLE & SATELLITE - 0.3%
     995,000  Mediacom LLC, Tranche G Term Loan...............................      3.75%        06/30/21           994,065
                                                                                                              -------------
              CASINOS & GAMING - 6.7%
   9,258,750  Amaya Holdings B.V., Initial Term B Loan (First Lien)...........      5.00%        08/01/21         9,240,233
   2,750,000  Amaya Holdings B.V., 2nd Lien TL................................      8.00%        07/31/22         2,783,220
   8,078,584  Caesars Growth Partners LLC, Term B Loan (First Lien)...........      6.25%        05/08/21         7,267,817
   2,883,477  CityCenter Holdings LLC, Term B Loan............................      4.25%        10/16/20         2,892,127
   1,753,455  ROC Finance LLC, Funded Term B Loan.............................      5.00%        06/20/19         1,726,417
   2,426,979  Station Casinos, Inc., B Term Loan..............................      4.25%        03/02/20         2,431,542
                                                                                                              -------------
                                                                                                                 26,341,356
                                                                                                              -------------
              COAL & CONSUMABLE FUELS - 0.5%
   2,688,494  Arch Coal, Inc., Term Loan......................................      6.25%        05/16/18         1,887,323
                                                                                                              -------------
              COMMERCIAL PRINTING - 0.3%
   1,233,333  Southern Graphic, Inc., Term Loan...............................      4.25%        10/17/19         1,233,333
                                                                                                              -------------
              COMPUTER HARDWARE - 2.7%
  10,466,822  Dell, Inc., Term B Loan.........................................      4.50%        04/29/20        10,471,218
                                                                                                              -------------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS - 0.3%
   1,153,253  Navistar, Inc., Tranche B Term Loan.............................      5.75%        08/17/17         1,156,136
                                                                                                              -------------
              CONSUMER FINANCE - 2.1%
   5,236,406  Altisource Solutions S.A.R.L., Term B Loan......................      4.50%        12/09/20         4,712,765
     550,000  Black Knight IP Holding Co. LLC, Term Loan B....................      3.75%        05/22/22           552,409
   3,188,395  Walter Investment Management Corp., Tranche B Term Loan.........      4.75%        12/18/20         3,013,034
                                                                                                              -------------
                                                                                                                  8,278,208
                                                                                                              -------------
              DATA PROCESSING & OUTSOURCED SERVICES - 1.9%
   2,969,507  Harland Clarke Holdings Corp., Tranche B-2 Term Loan............      5.53%        06/30/17         2,970,754
   3,721,875  Interactive Data Corp., Term Loan...............................      4.75%        05/02/21         3,732,110
     887,561  Sungard Availability Services Capital, Inc., Term Loan B........      6.00%        03/29/19           832,089
                                                                                                              -------------
                                                                                                                  7,534,953
                                                                                                              -------------


Page 6                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2015

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              DISTILLERS & VINTNERS - 0.3%
$    992,500  Winebow Holdings, Inc., Loan (First Lien).......................      4.75%        07/01/21     $     983,508
                                                                                                              -------------
              DIVERSIFIED CHEMICALS - 1.0%
   1,191,009  Gemini HDPE LLC, Advance........................................      4.75%        08/06/21         1,194,975
     400,000  Ineos US Finance LLC, 2022 Dollar Term Loan.....................      4.25%        03/31/22           400,284
   2,339,027  Univar, Inc., Term B Loan.......................................      5.00%        06/30/17         2,335,004
                                                                                                              -------------
                                                                                                                  3,930,263
                                                                                                              -------------
              DIVERSIFIED SUPPORT SERVICES - 0.5%
   1,993,482  SMG Holdings, Inc., Term Loan...................................      4.50%        02/27/20         1,993,482
                                                                                                              -------------
              EDUCATION SERVICES - 0.1%
     249,375  Bright Horizons Family Solutions, Inc., Term B-1 Loan...........      4.50%        01/30/20           250,310
                                                                                                              -------------
              ELECTRIC UTILITIES - 1.0%
   4,241,410  TXU (Texas Competitive Electric Holdings Co. LLC),
                 2014 Term Loan (Non-Extending) (d) (e).......................      4.67%        10/10/14         2,544,846
   2,250,000  TXU (Texas Competitive Electric Holdings Co. LLC), 2017
                 Term Loan (Extending) (d) (e)................................      4.67%        10/10/17         1,366,875
                                                                                                              -------------
                                                                                                                  3,911,721
                                                                                                              -------------
              ELECTRONIC EQUIPMENT & INSTRUMENT - 0.5%
   2,071,818  Zebra Technologies Corp., Term Loan B...........................      4.75%        10/27/21         2,094,608
                                                                                                              -------------
              ENVIRONMENTAL & FACILITIES SERVICES - 0.9%
     498,750  PSSI (Packers Holdings LLC), Term B Loan........................      5.00%        12/02/21           501,244
   1,694,000  ServiceMaster Co., Initial Term Loan............................      4.25%        07/01/21         1,698,235
   1,580,000  WTG Holdings III Corp. (EWT Holdings III Corp.),
                 Term Loan (First Lien).......................................      4.75%        01/15/21         1,578,025
                                                                                                              -------------
                                                                                                                  3,777,504
                                                                                                              -------------
              HEALTH CARE EQUIPMENT - 4.3%
   3,427,434  Alere, Inc., B Term Loan........................................      4.25%        06/30/17         3,433,158
   1,486,380  Biomet, Inc., Dollar Term B-2 Loan..............................      3.68%        07/25/17         1,484,730
   2,795,067  Carestream Health, Inc. (Onex Carestream Finance L.P.),
                 Term Loan (First Lien 2013)..................................      5.00%        06/07/19         2,795,934
   3,300,000  DJO Finance LLC (ReAble Therapeutics Finance LLC),
                 Initial Term Loan............................................      4.25%        06/08/20         3,305,148
   5,661,885  Kinetic Concepts, Inc., Dollar Term E-1 Loan....................      4.50%        05/04/18         5,699,027
                                                                                                              -------------
                                                                                                                 16,717,997
                                                                                                              -------------
              HEALTH CARE FACILITIES - 5.5%
   5,133,333  21st Century Oncology, Inc., Tranche B Term Loan................      6.50%        04/30/22         5,120,500
   1,100,690  Acadia Healthcare Co., Inc., Tranche B Term Loan................      4.25%        02/11/22         1,109,980
   2,394,000  Capella Healthcare, Inc., Initial Term Loan.....................      5.25%        12/31/21         2,399,985
   2,407,656  CHS/Community Health Systems, Inc., Incremental 2021
                 Term H Loan..................................................      4.00%        01/27/21         2,411,797
   1,375,000  Concentra, Inc. (MJ Acquisition Corp.), Term Loan B.............      4.00%        06/01/22         1,373,281
     398,995  Kindred Healthcare, Inc., New Term Loan.........................      4.25%        04/09/21           400,391
     851,836  Select Medical Corp., Series E Tranche B Term Loan..............      3.75%        06/01/18           852,543
     498,750  Surgery Centers Holdings, Inc., Initial Term Loan
                 (First Lien).................................................      5.25%        11/03/20           500,620
   1,000,000  Surgical Care Affiliates LLC, Initial Term Loan.................      4.25%        03/17/22         1,002,500
     857,143  Tenet Healthcare Corp., Secured Bridge (f)......................      5.25%        04/01/23           853,929
   2,571,429  Tenet Healthcare Corp., Unsecured Bridge Loan (f)...............      6.75%        04/01/24         2,558,571


                        See Notes to Financial Statements                 Page 7

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2015

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              HEALTH CARE FACILITIES (CONTINUED)
$  2,866,794  United Surgical Partners International, Inc.,
                 New Tranche B Term Loan......................................      4.75%        04/03/19     $   2,866,794
                                                                                                              -------------
                                                                                                                 21,450,891
                                                                                                              -------------
              HEALTH CARE SERVICES - 7.1%
   3,000,000  Air Medical Group Holdings, Inc., Initial Term Loan.............      4.50%        04/28/22         2,986,080
   2,906,748  CareCore National LLC, Term Loan................................      5.50%        03/05/21         2,921,282
     400,000  CHG Healthcare Services, Inc., Term Loan (First Lien)...........      4.25%        11/19/19           401,500
   3,250,000  Curo Health Services Holdings, Inc., Term B Loan (First Lien)...      6.50%        02/07/22         3,273,010
   4,166,392  Envision Healthcare Corp. (Emergency Medical Services Corp.),
                 Initial Term Loan............................................      4.00%        05/25/18         4,170,100
   4,729,991  Healogics, Inc. (CDRH Parent, Inc.), Initial Term Loan
                 (First Lien).................................................      5.25%        07/01/21         4,732,971
   1,906,275  Heartland Dental Care LLC, Incremental Term Loan................      5.50%        12/21/18         1,903,892
   1,741,884  National Veterinary Associates (NVA Holdings, Inc.),
                 Term Loan (First Lien).......................................      4.75%        08/14/21         1,743,330
   5,740,733  U.S. Renal Care, Inc., Tranche B-2 Term Loan (First Lien).......      4.25%        07/03/19         5,745,497
                                                                                                              -------------
                                                                                                                 27,877,662
                                                                                                              -------------
              HEALTH CARE SUPPLIES - 1.1%
   1,978,704  BSN Medical Luxembourg Holding S.A.R.L.,
                 New Term Loan B1.............................................      4.00%        06/08/19         1,976,725
   2,252,561  Sage Products Holdings III LLC, Term Loan B.....................      5.00%        12/13/19         2,252,561
                                                                                                              -------------
                                                                                                                  4,229,286
                                                                                                              -------------
              HEALTH CARE TECHNOLOGY - 1.6%
   1,191,000  Connolly Holdings, Inc., Term Loan B............................      4.50%        05/14/21         1,193,239
     748,750  Healthport Technologies LLC (CT Technologies Intermediate
                 Holdings, Inc.), Initial Term Loan...........................      5.25%        12/01/21           749,686
     582,597  MedAssets, Inc., Term B Loan....................................      4.00%        12/13/19           581,868
   3,917,668  Truven Health Analytics, Inc. (VCPH Holding Corp.),
                 Term Loan B..................................................      4.50%        05/31/19         3,919,314
                                                                                                              -------------
                                                                                                                  6,444,107
                                                                                                              -------------
              HOMEFURNISHING RETAIL - 0.6%
   2,198,794  Serta Simmons Holdings LLC, Term Loan B.........................      4.25%        10/01/19         2,205,676
                                                                                                              -------------
              HOTELS, RESORTS & CRUISE LINES - 1.3%
   2,181,084  Extended Stay America (ESH Hospitality, Inc.), Term Loan........      5.00%        06/24/19         2,219,253
     695,547  La Quinta Intermediate Holdings LLC, Initial Term Loan..........      4.00%        04/14/21           696,765
   1,995,000  Norwegian Cruise Lines (NCL Corp.), Term B Loan.................      4.00%        11/19/21         2,002,481
                                                                                                              -------------
                                                                                                                  4,918,499
                                                                                                              -------------
              HYPERMARKETS & SUPER CENTERS - 5.5%
  11,476,000  Albertsons LLC, Term B-4 Loan...................................      5.50%        08/25/21        11,541,528
   2,500,000  BJ's Wholesale Club, Inc., 2013 (November) Replacement
                 Loan (Second Lien)...........................................      8.50%        03/26/20         2,525,000
   7,499,188  BJ's Wholesale Club, Inc., New 2013 (November)
                 Replacement Loan (First Lien)................................      4.50%        09/26/19         7,520,711
                                                                                                              -------------
                                                                                                                 21,587,239
                                                                                                              -------------


Page 8                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2015

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.6%
$  1,365,000  Calpine Corp., Term Loan........................................      4.00%        10/09/19     $   1,365,764
   2,000,000  Calpine Corp., Term Loan........................................      3.50%        05/27/22         1,994,780
   2,542,373  FREIF North American Power I LLC, Term Loan B...................      4.75%        03/27/22         2,558,263
     457,627  FREIF North American Power I LLC, Term Loan C...................      4.75%        03/27/22           460,487
                                                                                                              -------------
                                                                                                                  6,379,294
                                                                                                              -------------
              INDUSTRIAL MACHINERY - 1.5%
   1,197,000  Douglas Dynamics LLC, Term Loan B...............................      5.25%        12/02/21         1,205,978
     589,208  Filtration Group Corp., Initial Term Loan (Second Lien).........      8.25%        11/22/21           590,858
   4,032,002  Filtration Group Corp., Term Loan (First Lien)..................      4.25%        11/20/20         4,040,791
                                                                                                              -------------
                                                                                                                  5,837,627
                                                                                                              -------------
              INSURANCE BROKERS - 4.8%
   3,299,807  Amwins Group LLC, New Incremental Term Loan.....................      5.25%        09/06/19         3,323,533
   3,350,651  Confie Seguros Holding II Co., Term B Loan (First Lien).........      5.75%        11/09/18         3,353,433
   2,063,250  Cooper Gay Swett & Crawford Ltd., Term Loan (First Lien)........      5.00%        04/16/20         1,918,823
   2,567,070  HUB International Ltd., Initial Term Loan (New).................      4.00%        10/02/20         2,556,904
     400,000  Hyperion Finance S.A.R.L., Initial Term Loan....................      5.50%        04/29/22           402,500
   2,658,097  National Financial Partners Corp., 2014 Specified
                 Refinancing Term Loan........................................      4.50%        07/01/20         2,662,749
   4,839,182  USI, Inc. (Compass Investors, Inc.), Initial Term Loan..........      4.25%        12/27/19         4,837,149
                                                                                                              -------------
                                                                                                                 19,055,091
                                                                                                              -------------
              INTEGRATED TELECOMMUNICATION SERVICES - 2.9%
   2,955,000  Cincinnati Bell, Inc., Tranche B Term Loan......................      4.00%        09/10/20         2,959,610
   1,950,296  Hawaiian Telcom Communications, Inc., Term Loan.................      5.00%        06/06/19         1,957,005
   3,382,522  Numericable U.S. LLC, Dollar Denominated Tranche B-1 Loan.......      4.50%        05/21/20         3,390,978
   2,926,342  Numericable U.S. LLC, Dollar Denominated Tranche B-2 Loan.......      4.50%        05/21/20         2,933,658
                                                                                                              -------------
                                                                                                                 11,241,251
                                                                                                              -------------
              IT CONSULTING & OTHER SERVICES - 0.4%
   1,522,590  Sirius Computer Solutions, Inc. (SCS Holdings I, Inc.),
                 Term Loan B..................................................      6.25%        12/07/18         1,536,872
                                                                                                              -------------
              LEISURE FACILITIES - 0.5%
   1,980,000  Planet Fitness Holdings LLC, Term Loan..........................      4.75%        03/31/21         1,980,000
                                                                                                              -------------
              LIFE SCIENCES TOOLS & SERVICES - 5.5%
   2,387,576  Immucor, Inc., Term B-2 Loan....................................      5.00%        08/19/18         2,396,529
     529,164  InVentiv Health, Inc., Term B-3 Loan............................      7.75%        05/15/18           528,005
   7,626,842  InVentiv Health, Inc., Term B-4 Loan............................      7.75%        05/15/18         7,645,909
   1,588,000  Millennium Laboratories LLC, Tranche B Term Loan................      5.25%        04/16/21         1,089,765
   5,624,167  Ortho-Clinical Diagnostics, Inc., Initial Term Loan.............      4.75%        06/30/21         5,543,797
   2,280,833  Pharmaceutical Product Development, Inc., 2013 Term Loan........      4.00%        12/05/18         2,283,251
   2,200,000  Sterigenics International (STHI Intermediate Holding Corp.),
                 Initial Term Loan............................................      4.25%        05/06/22         2,200,000
                                                                                                              -------------
                                                                                                                 21,687,256
                                                                                                              -------------
              MANAGED HEALTH CARE - 0.3%
   1,295,455  MultiPlan, Inc. (MPH Acquisition Holdings LLC),
                 Initial Term Loan............................................      3.75%        03/31/21         1,292,449
                                                                                                              -------------


                        See Notes to Financial Statements                Page 9

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2015

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              METAL & GLASS CONTAINERS - 1.0%
$    396,000  Ardagh Holdings USA, Inc. (Ardagh Packaging Finance S.A.),
                 New Term Loan................................................      4.00%        12/17/19     $     396,297
   2,143,077  Berlin Packaging LLC, Initial Term Loan (First Lien)............      4.50%        10/01/21         2,143,077
     597,000  Mauser Holdings GmBH (CD&R Millennium Holdco 6 S.A.R.L),
                 Initial Dollar Term Loan (First Lien)........................      4.50%        07/31/21           597,376
     710,526  PODS, Inc., Initial Term Loan (First Lien)......................      5.25%        02/02/22           717,632
                                                                                                              -------------
                                                                                                                  3,854,382
                                                                                                              -------------
              MOVIES & ENTERTAINMENT - 3.3%
   1,197,000  Creative Artists Agency LLC (CAA Holdings LLC),
                 Initial Term Loan............................................      5.50%        12/17/21         1,207,103
   9,932,949  Formula One (Delta 2 Lux S.A.R.L.), Facility B3 (USD)...........      4.75%        07/30/21         9,927,585
   1,978,484  WME IMG Worldwide, Inc., Term Loan (First Lien).................      5.25%        05/06/21         1,978,978
                                                                                                              -------------
                                                                                                                 13,113,666
                                                                                                              -------------
              OIL & GAS EXPLORATION & PRODUCTION - 0.5%
   1,000,000  American Energy Marcellus Holdings LLC, Initial Loan
                 (First Lien).................................................      5.25%        08/04/20           758,330
   1,888,889  American Energy Marcellus Holdings LLC, Initial Loan
                 (Second Lien)................................................      8.50%        08/04/21         1,256,111
                                                                                                              -------------
                                                                                                                  2,014,441
                                                                                                              -------------
              OIL & GAS STORAGE & TRANSPORTATION - 0.2%
   1,000,000  Fieldwood Energy LLC, Closing Date Loan (Second Lien)...........      8.38%        09/30/20           816,560
                                                                                                              -------------
              OTHER DIVERSIFIED FINANCIAL SERVICES - 1.9%
   4,683,538  First Data Corp., 2021 Extended Dollar Term Loan................      4.18%        03/24/21         4,696,418
   2,780,000  iPayment, Inc., Term Loan.......................................      6.75%        05/08/17         2,759,150
                                                                                                              -------------
                                                                                                                  7,455,568
                                                                                                              -------------
              PACKAGED FOODS & MEATS - 5.4%
   3,915,015  Blue Buffalo Co. Ltd., Term B-3 Loan............................      3.75%        08/08/19         3,912,587
   2,939,445  Boulder Brands, Inc. (GFA Brands, Inc.),
                 Term Loan B (July 2014)......................................      4.50%        07/09/20         2,945,882
   1,635,766  Del Monte Foods, Inc., Initial Loan (First Lien)................      4.25%        02/18/21         1,560,521
   4,053,723  Ferrara Candy Co. (Candy Intermediate Holdings, Inc.),
                 Initial Term Loan............................................      7.50%        06/18/18         4,058,790
   1,860,938  Hearthside Food Solutions LLC, Term Loan........................      4.50%        06/02/21         1,866,371
   1,729,524  JBS USA LLC, Term Loan B........................................      3.75%        05/25/18         1,725,200
   5,205,662  New HB Acquisition LLC, Term B Loan.............................      6.75%        04/09/20         5,270,733
                                                                                                              -------------
                                                                                                                 21,340,084
                                                                                                              -------------
              PAPER PACKAGING - 1.1%
     598,069  Exopack Holding Corp., Term Loan B..............................      4.50%        05/08/19           599,313
   3,898,686  Reynolds Group Holdings, Inc., Incremental U.S. Term Loan.......      4.50%        12/01/18         3,912,565
                                                                                                              -------------
                                                                                                                  4,511,878
                                                                                                              -------------


Page 10                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2015

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              PHARMACEUTICALS - 5.7%
$  2,103,068  Akorn, Inc., Loan...............................................      4.50%        04/16/21     $   2,106,349
   1,000,000  Amneal Pharmaceuticals LLC, Second Incremental Term Loan........   4.50%-5.75%     11/01/19         1,003,440
   1,984,085  Amneal Pharmaceuticals LLC, Term Loan B.........................      5.00%        11/01/19         1,994,005
   2,315,834  Catalent Pharma Solutions, Inc., Dollar Term Loan...............      4.25%        05/20/21         2,323,662
   1,000,000  Concordia Healthcare Corp., Initial Term Loan...................      4.75%        04/21/22         1,007,500
   1,040,000  Horizon Pharma, Inc., Term Loan B...............................      4.50%        04/30/21         1,045,200
   5,198,853  Par Pharmaceutical Cos., Inc., Term B-2 Loan....................      4.00%        09/30/19         5,196,045
   1,995,000  Par Pharmaceutical Cos., Inc., Term B-3 Loan....................      4.25%        09/30/19         1,998,332
   1,389,500  Patheon, Inc (JLL/Delta Dutch Newco B.V.), Initial Dollar
                 Term Loan....................................................      4.25%        03/11/21         1,383,539
     511,676  Valeant Pharmaceuticals International, Inc., Series C-2
                 Tranche B Term Loan..........................................      3.50%        12/11/19           511,942
   2,950,000  Valeant Pharmaceuticals International, Inc., Series F-1
                 Tranche B Term Loan..........................................      4.00%        04/01/22         2,956,372
   1,040,921  Valeant Pharmaceuticals International, Inc., Term Loan BD.......      3.50%        02/13/19         1,039,911
                                                                                                              -------------
                                                                                                                 22,566,297
                                                                                                              -------------
     194,886  Cunningham Lindsey U.S., Inc., Initial Loan (Second Lien).......      9.25%        06/10/20           189,040
   2,839,135  Cunningham Lindsey U.S., Inc., Initial Term Loan (First Lien)...      5.00%        12/10/19         2,789,449
   1,200,000  Sedgwick Claims Management Services, Inc., Initial Loan
                 (Second Lien)................................................      6.75%        02/28/22         1,181,256
                                                                                                              -------------
                                                                                                                  4,159,745
                                                                                                              -------------
              PUBLISHING - 1.0%
   2,079,000  Cengage Learning Acquisitions, Inc., Term Loan..................      7.00%        03/31/20         2,083,823
   1,980,000  Mergermarket USA, Inc., 2014 Incremental Term Loan..............      4.50%        02/04/21         1,952,775
                                                                                                              -------------
                                                                                                                  4,036,598
                                                                                                              -------------
              REAL ESTATE OPERATING COMPANIES - 1.4%
   5,563,303  ClubCorp Club Operations, Inc., Term Loan B.....................      4.25%        07/24/20         5,573,038
                                                                                                              -------------
              REAL ESTATE SERVICES - 0.1%
     490,047  Realogy Corp., Initial Term B Loan 2014.........................      3.75%        03/05/20           490,507
                                                                                                              -------------
              RESEARCH & CONSULTING SERVICES - 3.2%
   3,104,400  Acosta, Inc., Term Loan B.......................................      4.25%        09/26/21         3,111,105
   3,888,750  Advantage Sales & Marketing, Inc., Initial Term Loan
                 (First Lien).................................................      4.25%        07/23/21         3,885,717
   1,806,069  Information Resources, Inc., Term Loan..........................      4.75%        09/30/20         1,816,598
   3,638,250  TransUnion LLC, 2014 Replacement Term Loan......................      4.00%        04/09/21         3,624,607
                                                                                                              -------------
                                                                                                                 12,438,027
                                                                                                              -------------
              RESTAURANTS - 5.4%
   4,043,644  Burger King Corp., Term Loan B..................................      3.75%        12/12/21         4,045,342
   4,064,433  Focus Brands, Inc., Refinancing Term Loan (First Lien)..........      4.25%        02/21/18         4,068,254
   1,450,000  Focus Brands, Inc., Term Loan (Second Lien).....................     10.25%        08/21/18         1,457,250
   3,250,000  Portillo's Holdings LLC, Second Lien Term Loan..................      8.00%        08/01/22         3,254,063
   7,065,088  Portillo's Holdings LLC, Term B Loan (First Lien)...............      4.75%        08/02/21         7,073,919
   1,279,286  Red Lobster Management LLC, Initial Term Loan
                 (First Lien).................................................      6.25%        07/28/21         1,288,880
                                                                                                              -------------
                                                                                                                 21,187,708
                                                                                                              -------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2015

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              RETAIL REITS - 0.9%
$  1,050,000  Capital Automotive LLC, Term Loan (Second Lien).................      6.00%        04/30/20     $   1,066,621
   2,512,889  Capital Automotive LLC, Tranche B-1 Term Loan Facility..........      4.00%        04/10/19         2,523,092
                                                                                                              -------------
                                                                                                                  3,589,713
                                                                                                              -------------
              SECURITY & ALARM SERVICES - 0.2%
     180,583  Garda World Security Corp., Term B Delayed Draw Loan............      4.00%        11/06/20           180,132
     705,917  Garda World Security Corp., Term Loan B.........................      4.00%        11/08/20           704,152
                                                                                                              -------------
                                                                                                                    884,284
                                                                                                              -------------
              SEMICONDUCTORS - 2.4%
   2,590,550  Avago Technologies Cayman Ltd., Term Loan.......................      3.75%        05/06/21         2,592,416
   5,292,506  Freescale Semiconductor, Inc., Tranche B-4 Term Loan............      4.25%        02/28/20         5,305,685
   1,477,500  Freescale Semiconductor, Inc., Tranche B-5 Term Loan............      5.00%        01/15/21         1,487,842
                                                                                                              -------------
                                                                                                                  9,385,943
                                                                                                              -------------
              SPECIALIZED CONSUMER SERVICES - 2.7%
   8,874,080  Asurion LLC, Incremental Tranche B-1 Term Loan..................      5.00%        05/24/19         8,902,921
   1,058,824  Asurion LLC, Term Loan (Second Lien)............................      8.50%        03/03/21         1,083,314
     660,321  Expert Global Solutions, Inc. (NCO Group, Inc.),
                 Term B Advance (First Lien)..................................      8.50%        04/03/18           660,321
                                                                                                              -------------
                                                                                                                 10,646,556
                                                                                                              -------------
              SPECIALIZED FINANCE - 1.1%
   2,513,605  AlixPartners LLP, 2014 January Replacement
                 Term B-2 Loan (First Lien)...................................      4.00%        07/10/20         2,512,046
   1,868,001  Duff & Phelps Corp., Initial Term Loan..........................      4.50%        04/23/20         1,872,279
                                                                                                              -------------
                                                                                                                  4,384,325
                                                                                                              -------------
              SPECIALIZED REITS - 0.4%
   1,750,000  Communication Sales & Leasing, Inc., Term Loan..................      5.00%        10/24/22         1,743,437
                                                                                                              -------------
              SPECIALTY CHEMICALS - 3.1%
     674,616  A.I. Chem (Allnex (Luxembourg) & Cy S.C.A.),
                 Tranche B-1 Term Loan........................................      4.50%        10/03/19           676,302
     350,026  A.I. Chem (Allnex (Luxembourg) & Cy S.C.A.),
                 Tranche B-2 Term Loan........................................      4.50%        10/03/19           350,901
     517,241  ANGUS Chemicals Co. (Aruba Investments, Inc.),
                 Initial USD Term Loan........................................      5.25%        02/02/22           520,474
   1,216,033  Axalta Coating Systems U.S. Holdings, Inc., Refinanced
                 Term B Loan..................................................      3.75%        02/01/20         1,215,340
   1,800,000  Chemours Co., Term Loan B.......................................      3.75%        05/12/22         1,801,350
     995,000  Emerald Performance Materials LLC, Initial Term Loan
                 (First Lien).................................................      4.50%        07/30/21           996,244
   1,818,558  NuSil Technology LLC, Term Loan.................................      5.25%        04/07/17         1,806,064
     989,637  Omnova Solutions, Inc., Term B-1 Loan...........................      4.25%        05/31/18           989,024
     591,111  Platform Specialty Products Corp. (fka: Macdermid, Inc.),
                 Tranche B-2 Term Loan........................................      4.75%        06/07/20           593,942
   1,532,119  Polymer Group, Inc., Initial Loan...............................      5.25%        12/19/19         1,537,865
   1,000,000  SIG Combibloc Group, Term Loan B................................      4.25%        03/13/22         1,004,220
     533,333  Trinseo Materials Operating S.C.A., Term Loan B.................      4.25%        11/05/21           534,443
                                                                                                              -------------
                                                                                                                 12,026,169
                                                                                                              -------------


Page 12                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2015

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              SPECIALTY STORES - 4.1%
$  4,650,000  Dollar Tree, Inc., Initial Term B Loan..........................      4.25%        03/09/22     $   4,692,641
   6,738,462  PetSmart, Inc., Tranche B-1 Loan................................      4.25%        03/11/22         6,757,262
   1,116,071  Toys "R" Us-Delaware, Inc., Canadian FILO TL....................      8.25%        10/24/19         1,104,911
   1,383,929  Toys "R" Us-Delaware, Inc., FILO Term Loan......................      8.25%        10/24/19         1,370,089
     139,347  Toys "R" Us-Delaware, Inc., Term B-2 Loan.......................      5.25%        05/25/18           112,058
   2,037,418  Toys "R" Us-Delaware, Inc., Term B4 Loan........................      9.75%        04/25/20         1,917,475
                                                                                                              -------------
                                                                                                                 15,954,436
                                                                                                              -------------
              SYSTEMS SOFTWARE - 5.1%
     557,212  Applied Systems, Inc., Initial Term Loan (First Lien)...........   4.25%-5.50%     01/25/21           557,769
     539,155  Applied Systems, Inc., Initial Term Loan (Second Lien)..........      7.50%        01/24/22           541,851
     500,000  Blue Coat Systems, Inc., First Lien Term Loan...................      4.50%        05/20/22           500,625
  12,522,111  BMC Software Finance, Inc., Initial US Term Loan................      5.00%        09/10/20        12,291,204
   1,975,000  Compuware Corp., Term Loan B....................................      6.25%        12/15/19         1,941,267
   4,017,786  Vertafore, Inc., 2013 Refinancing Term Loan.....................      4.25%        10/03/19         4,026,144
                                                                                                              -------------
                                                                                                                 19,858,860
                                                                                                              -------------
              TIRES & RUBBER - 0.5%
   1,785,714  Goodyear Tire & Rubber Co., Loan (Second Lien)..................      4.75%        04/30/19         1,797,304
                                                                                                              -------------
              TRUCKING - 1.6%
   2,234,286  Hertz Corp., Tranche B-1 Term Loan..............................      4.00%        03/11/18         2,234,688
   2,646,000  SIRVA Worldwide, Inc., Loan.....................................      7.50%        03/27/19         2,659,230
   1,307,122  Swift Transportation Co. LLC, Tranche B Loan....................      3.75%        06/09/21         1,309,030
                                                                                                              -------------
                                                                                                                  6,202,948
                                                                                                              -------------
              TOTAL SENIOR FLOATING-RATE LOAN INTERESTS....................................................     522,009,935
              (Cost $527,103,445)                                                                             -------------


 PRINCIPAL                                                                         STATED         STATED
   VALUE                                DESCRIPTION                                COUPON        MATURITY         VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
CORPORATE BONDS AND NOTES - 5.1%

              AUTO PARTS & EQUIPMENT - 0.2%
     250,000  American Axle & Manufacturing, Inc..............................      6.25%        03/15/21           265,625
     500,000  MPG Holdco I, Inc. (g)..........................................      7.38%        10/15/22           537,500
                                                                                                              -------------
                                                                                                                    803,125
                                                                                                              -------------
              CABLE & SATELLITE - 0.5%
   2,000,000  CCO Holdings LLC/CCO Holdings Capital Corp......................      5.75%        01/15/24         2,065,000
                                                                                                              -------------
              CASINOS & GAMING - 1.0%
   4,900,000  Caesars Growth Properties Holdings LLC/Caesars Growth
                 Properties Finance, Inc. (g).................................      9.38%        05/01/22         4,030,250
                                                                                                              -------------
              HEALTH CARE EQUIPMENT - 0.5%
   1,800,000  Kinetic Concepts, Inc./KCI USA, Inc.............................     12.50%        11/01/19         1,971,000
                                                                                                              -------------
              HEALTH CARE FACILITIES - 1.1%
     350,000  CHS/Community Health Systems, Inc...............................      6.88%        02/01/22           374,503
   1,000,000  Select Medical Corp.............................................      6.38%        06/01/21         1,010,000
     800,000  Tenet Healthcare Corp...........................................      6.00%        10/01/20           858,000
   2,250,000  Vantage Oncology LLC/Vantage Oncology Finance Co. (g)...........      9.50%        06/15/17         2,227,500
                                                                                                              -------------
                                                                                                                  4,470,003
                                                                                                              -------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2015

 PRINCIPAL                                                                         STATED         STATED
   VALUE                                DESCRIPTION                                COUPON        MATURITY         VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
CORPORATE BONDS AND NOTES (CONTINUED)

              LIFE SCIENCES TOOLS & SERVICES - 1.0%
$  2,500,000  Crimson Merger Sub, Inc. (g)....................................      6.63%        05/15/22     $   2,203,125
     461,100  inVentiv Health, Inc. (g) (h)...................................     10.00%        08/15/18           480,697
     500,000  inVentiv Health, Inc. (g).......................................     11.00%        08/15/18           492,500
     750,000  inVentiv Health, Inc. (g).......................................     11.00%        08/15/18           729,375
                                                                                                              -------------
                                                                                                                  3,905,697
                                                                                                              -------------
              OIL & GAS EXPLORATION & PRODUCTION - 0.1%
     500,000  American Energy-Permian Basin LLC / AEPB
                 Finance Corp. (g) (i)........................................      6.78%        08/01/19           341,875
                                                                                                              -------------
              PHARMACEUTICALS - 0.2%
     620,000  Valeant Pharmaceuticals International, Inc. (Canada) (g)........      5.38%        03/15/20           647,900
                                                                                                              -------------
              SECURITY & ALARM SERVICES - 0.3%
   1,000,000  Garda World Security Corp. (Canada) (g).........................      7.25%        11/15/21           985,000
                                                                                                              -------------
              SPECIALTY CHEMICALS - 0.2%
     850,000  Hexion, Inc.....................................................      6.63%        04/15/20           805,375
                                                                                                              -------------
              TOTAL CORPORATE BONDS AND NOTES..............................................................      20,025,225
              (Cost $21,114,141)                                                                              -------------



   SHARES                                              DESCRIPTION                                                VALUE
------------  ---------------------------------------------------------------------------------------------   -------------
WARRANTS - 0.0%

              BROADCASTING - 0.0%
       1,449  Cumulus Media, Inc. (f) (j) (k)..............................................................           1,725
                                                                                                              -------------
              TOTAL WARRANTS...............................................................................           1,725
              (Cost $0)                                                                                       -------------

COMMON STOCKS - 0.0%

              DIVERSIFIED CHEMICALS - 0.0%
          20  LyondellBasell Industries N.V., Class A......................................................           2,022
                                                                                                              -------------
              TOTAL COMMON STOCKS..........................................................................           2,022
              (Cost $0)                                                                                       -------------

              TOTAL INVESTMENTS - 138.0%...................................................................     542,038,907
              (Cost $548,217,586) (l)                                                                         -------------

              OUTSTANDING LOAN - (40.5%)...................................................................    (159,000,000)

              NET OTHER ASSETS AND LIABILITIES - 2.5%......................................................       9,660,551
                                                                                                              -------------
              NET ASSETS - 100.0%..........................................................................   $ 392,699,458
                                                                                                              =============


Page 14                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2015


-----------------------------

(a) All or a portion of the securities are available to serve as collateral on the outstanding loan.

(b) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at May 31, 2015. When a range of rates is disclosed the Fund holds more than one contract within the same tranche at varying rates.

(c) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(d)   This issuer has filed for protection in federal bankruptcy court.

(e) This issuer is in default but interest is still being accrued by the Fund and paid by the issuer.

(f) This security is fair valued by the Pricing Committee of First Trust Advisors L.P. (the "Advisor") in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At May 31, 2015, securities noted as such are valued at $3,414,225 or 0.87% of net assets.

(g) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At May 31, 2015,securities noted as such amounted to $12,675,722 or 3.23% of net assets.

(h) These notes are Payment-in-Kind ("PIK") Toggle Notes ("Notes") whereby the issuer may, at its option, elect to pay interest on the Notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 10% per annum ("Cash Interest Rate") and PIK interest will accrue on the Notes at a rate per annum equal to the Cash Interest Rate plus 2%. For the year ended May 31, 2015, the Fund received $26,100 in PIK interest.

(i) Floating rate security. The interest rate shown reflects the rate in effect at May 31, 2015.

(j) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration (See Note 2D - Restricted Securities in the Notes to Financial Statements).

(k)   Non-income producing security.

(l) Aggregate cost for federal income tax purposes is $548,680,487. As of May 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,308,588 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,950,168.


                        See Notes to Financial Statements                Page 15

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2015


-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                         LEVEL 2          LEVEL 3
                                                         TOTAL          LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                            5/31/2015         PRICES           INPUTS           INPUTS
-------------------------------------------------    -------------    ------------     ------------     ------------
Senior Floating--Rate Loan Interests:
   Health Care Facilities                            $  21,450,891    $         --     $ 18,038,391     $  3,412,500
   Other Industry Categories*                          500,559,044              --      500,559,044               --
                                                     -------------    ------------     ------------     ------------
   Total Senior Floating--Rate Loan Interests          522,009,935              --      518,597,435        3,412,500
Corporate Bonds and Notes*                              20,025,225              --       20,025,225               --
Warrants*                                                    1,725              --            1,725               --
Common Stocks*                                               2,022           2,022               --               --
                                                     -------------    ------------     ------------     ------------
TOTAL INVESTMENTS                                    $ 542,038,907    $      2,022     $538,624,385     $  3,412,500
                                                     =============    ============     ============     ============



All transfers in and out of the levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between levels at May 31, 2015.

Level 3 Senior Floating-Rate Loan Interests are valued by the Advisor's Pricing Committee. Level 3 securities are valued using a recent transaction price. The values are based on unobservable and non-quantitative inputs. The Fund's Board of Trustees has adopted valuation procedures that are utilized by the Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of pricing service prices by comparing sales prices of Fund investments to prior day pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented:

BEGINNING BALANCE AT MAY 31, 2014
     Senior Floating-Rate Loan Interests            $  4,067,775
     Common Stocks                                            -- +
Net Realized Gain (Loss)
     Senior Floating-Rate Loan Interests                 (19,281)
     Common Stocks                                            -- **
Net Change in Unrealized Appreciation/Depreciation
     Senior Floating-Rate Loan Interests                 (56,136)
     Common Stocks                                            -- **
Purchases
     Senior Floating-Rate Loan Interests               3,412,500
     Common Stocks                                            --
Sales
     Senior Floating-Rate Loan Interests              (3,992,358)
     Common Stocks                                            -- **
Transfers In
     Senior Floating-Rate Loan Interests                      --
     Common Stocks                                            --
Transfers Out
     Senior Floating-Rate Loan Interests                      --
     Common Stocks                                            --
                                                    ------------
ENDING BALANCE AT MAY 31, 2015
     Senior Floating-Rate Loan Interests               3,412,500
     Common Stocks                                            --
                                                    ------------
Total Level 3 holdings                              $  3,412,500
                                                    ============

There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of May 31, 2015.

* See the Portfolio of Investments for the industry breakout. Industry categories are only shown separately if they include holdings in two or more levels or have holdings in only Level 3.

**    Value is less than $1.

+     Investment is valued at $0.


Page 16                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2015

ASSETS:
Investments, at value
   (Cost $548,217,586).........................................................................      $542,038,907
Cash...........................................................................................        10,485,374
Receivables:
   Investment securities sold..................................................................        17,349,539
   Interest....................................................................................         3,691,114
   Dividends...................................................................................                16
Prepaid expenses...............................................................................            20,791
                                                                                                     ------------
   Total Assets................................................................................       573,585,741
                                                                                                     ------------
LIABILITIES:
Outstanding loan...............................................................................       159,000,000
Payables:
   Investment securities purchased.............................................................        21,214,988
   Investment advisory fees....................................................................           353,974
   Interest and fees on loan...................................................................            90,416
   Administrative fees.........................................................................            78,682
   Audit and tax fees..........................................................................            75,200
   Printing fees...............................................................................            30,678
   Custodian fees..............................................................................            23,163
   Legal fees..................................................................................             9,000
   Trustees' fees and expenses.................................................................             3,499
   Transfer agent fees.........................................................................             2,938
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................             2,974
                                                                                                     ------------
   Total Liabilities...........................................................................       180,886,283
                                                                                                     ------------
NET ASSETS.....................................................................................      $392,699,458
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $501,164,162
Par value......................................................................................           266,970
Accumulated net investment income (loss).......................................................           888,380
Accumulated net realized gain (loss) on investments............................................      (103,441,375)
Net unrealized appreciation (depreciation) on investments......................................        (6,178,679)
                                                                                                     ------------
NET ASSETS.....................................................................................      $392,699,458
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $      14.71
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        26,696,982
                                                                                                     ============


                        See Notes to Financial Statements                Page 17

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2015

INVESTMENT INCOME:
Interest.......................................................................................      $ 29,473,416
Dividends......................................................................................                60
Other..........................................................................................           482,954
                                                                                                     ------------
   Total investment income.....................................................................        29,956,430
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................         4,202,431
Interest and fees on loan......................................................................         1,617,277
Administrative fees............................................................................           428,851
Printing fees..................................................................................           109,036
Audit and tax fees.............................................................................            79,370
Custodian fees.................................................................................            72,933
Legal fees.....................................................................................            36,747
Transfer agent fees............................................................................            30,236
Trustees' fees and expenses....................................................................            21,373
Financial reporting fees.......................................................................             9,250
At the market offering costs (a)...............................................................           (53,131)
Other..........................................................................................            66,605
                                                                                                     ------------
   Total expenses..............................................................................         6,620,978
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................        23,335,452
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................          (846,861)
   Net change in unrealized appreciation (depreciation) on investments.........................        (6,404,484)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        (7,251,345)
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $ 16,084,107
                                                                                                     ============

(a)   See Note 6 in the Notes to Financial Statements.


Page 18                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                            FOR THE           FOR THE
                                                                                              YEAR              YEAR
                                                                                             ENDED             ENDED
                                                                                           5/31/2015         5/31/2014
                                                                                         --------------    --------------
OPERATIONS:
Net investment income (loss)........................................................     $   23,335,452    $   22,346,018
Net realized gain (loss)............................................................           (846,861)       (2,548,773)
Net change in unrealized appreciation (depreciation)................................         (6,404,484)           94,645
                                                                                         --------------    --------------
Net increase (decrease) in net assets resulting from operations.....................         16,084,107        19,891,890
                                                                                         --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................        (22,405,442)      (25,186,591)
                                                                                         --------------    --------------
Total distributions to shareholders.................................................        (22,405,442)      (25,186,591)
                                                                                         --------------    --------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through at the market offerings....................                 --         3,035,923
Proceeds from Common Shares reinvested..............................................                 --           454,722
                                                                                         --------------    --------------
Net increase (decrease) in net assets resulting from capital transactions...........                 --         3,490,645
                                                                                         --------------    --------------
Total increase (decrease) in net assets.............................................         (6,321,335)       (1,804,056)

NET ASSETS:
Beginning of period.................................................................        399,020,793       400,824,849
                                                                                         --------------    --------------
End of period.......................................................................     $  392,699,458    $  399,020,793
                                                                                         ==============    ==============
Accumulated net investment income (loss) at end of period...........................     $      888,380    $     (333,526)
                                                                                         ==============    ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period................................................         26,696,982        26,470,348
Common Shares sold through at the market offerings..................................                 --           196,487
Common Shares issued as reinvestment under the Dividend Reinvestment Plan...........                 --            30,147
                                                                                         --------------    --------------
Common Shares at end of period......................................................         26,696,982        26,696,982
                                                                                         ==============    ==============


                        See Notes to Financial Statements                Page 19

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MAY 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.....................     $   16,084,107
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments......................................................       (376,427,345)
      Sales, maturities and paydowns of investments.................................        398,585,691
      Net amortization/accretion of premiums/discounts on investments...............           (711,852)
      Net realized gain/loss on investments.........................................            846,861
      Net change in unrealized appreciation/depreciation on investments.............          6,404,484
CHANGES IN ASSETS AND LIABILITIES:
      Increase in interest receivable...............................................           (549,773)
      Increase in dividends receivable..............................................                (16)
      Decrease in prepaid expenses..................................................             51,421
      Decrease in interest and fees on loan payable.................................            (48,940)
      Decrease in investment advisory fees payable..................................             (8,466)
      Decrease in offering cost payable.............................................            (92,925)
      Increase in audit and tax fees payable........................................              1,000
      Decrease in legal fees payable................................................               (998)
      Increase in printing fees payable.............................................              1,676
      Increase in administrative fees payable.......................................              8,600
      Increase in custodian fees payable............................................              9,246
      Decrease in transfer agent fees payable.......................................             (2,106)
      Decrease in Trustees' fees and expenses payable...............................               (350)
      Increase in other liabilities payable.........................................                470
                                                                                         --------------
CASH PROVIDED BY OPERATING ACTIVITIES...............................................                       $   44,150,785
                                                                                                           --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders..........................................        (22,405,442)
      Proceeds from borrowing.......................................................         55,000,000
      Repayment of borrowing........................................................        (70,000,000)
                                                                                         --------------
CASH USED IN FINANCING ACTIVITIES...................................................                          (37,405,442)
                                                                                                           --------------
Increase in cash....................................................................                            6,745,343
Cash at beginning of period.........................................................                            3,740,031
                                                                                                           --------------
CASH AT END OF PERIOD...............................................................                       $   10,485,374
                                                                                                           ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...................................                       $    1,666,217
                                                                                                           ==============


Page 20                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           YEAR         YEAR         YEAR           YEAR           YEAR
                                                           ENDED        ENDED        ENDED          ENDED          ENDED
                                                         5/31/2015    5/31/2014    5/31/2013      5/31/2012    5/31/2011 (a)
                                                         ---------    ---------    ---------      ---------    -------------
Net asset value, beginning of period..................   $   14.95    $   15.14    $   14.49      $   14.76      $   13.96
                                                         ---------    ---------    ---------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........................        0.87         0.84         1.01           0.91           0.73
Net realized and unrealized gain (loss)...............       (0.27)       (0.08)        0.64          (0.31)          0.77
                                                         ---------    ---------    ---------      ---------      ---------
Total from investment operations......................        0.60         0.76         1.65           0.60           1.50
                                                         ---------    ---------    ---------      ---------      ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.................................       (0.84)       (0.95)       (1.03)         (0.87)         (0.70)
                                                         ---------    ---------    ---------      ---------      ---------
Total distributions to Common Shareholders............       (0.84)       (0.95)       (1.03)         (0.87)         (0.70)
                                                         ---------    ---------    ---------      ---------      ---------
Premium from shares sold in at Common Share
   offering...........................................          --         0.00 (b)     0.03             --             --
                                                         ---------    ---------    ---------      ---------      ---------
Net asset value, end of period........................   $   14.71    $   14.95    $   15.14      $   14.49      $   14.76
                                                         =========    =========    =========      =========      =========
Market value, end of period...........................   $   13.77    $   14.00    $   15.37      $   14.34      $   14.82
                                                         =========    =========    =========      =========      =========
TOTAL RETURN BASED ON NET ASSET VALUE (c).............        4.68%        5.35%       11.92%         (4.45)%        11.19%
                                                         =========    =========    =========      =========      =========
TOTAL RETURN BASED ON MARKET VALUE (c)................        4.64%       (2.82)%      14.80%         (2.95)%        23.20%
                                                         =========    =========    =========      =========      =========

-----------------------------

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON SHAREHOLDERS:

Ratio of total expenses to average net assets.........        1.69%        1.80%        1.85%          1.88%          1.98%
Ratio of total expenses to average net assets excluding
   interest expense...................................        1.28%        1.36%        1.38%          1.33%          1.31%
Ratio of net investment income (loss) to average
   net assets.........................................        5.96%        5.60%        6.77%          6.38%          5.09%
Portfolio turnover rate...............................          63%          90%         125%            63%            95%
Net assets, end of period (in 000's)..................   $ 392,699    $ 399,021    $ 400,825      $ 367,172      $ 373,902
Ratio of total expenses to total average Managed
   Assets (d).........................................        1.18%        1.25%        1.30%          1.31%          1.39%
Ratio of total expenses to total average Managed
   Assets excluding interest expense (d)..............        0.89%        0.96%        0.97%          0.93%          0.92%
INDEBTEDNESS:
Total loan outstanding (in 000's).....................   $ 159,000    $ 174,000    $ 174,000      $ 158,000      $ 160,000
Asset coverage per $1,000 of indebtedness (e).........   $   3,470    $   3,293    $   3,304      $   3,324      $   3,337

------------------------------

(a) From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund's Sub-Advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund's portfolio.

(b)   Amount is less than $0.01.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d) Managed Assets are calculated by taking the Fund's total asset value, including assets attributable to the principal amount of borrowings, minus the sum of the Fund's liabilities, other than the principal amount of borrowings.

(e) Calculated by taking the Fund's total assets less the Fund's total liabilities, not including the loan outstanding, and dividing by the outstanding loan balance in 000's.


Page 21                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2015


                                1. ORGANIZATION

First Trust Senior Floating Rate Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCT on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives by investing in a portfolio of senior floating-rate loan interests ("Senior Loans").(1) There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies."

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the fair market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market, LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2015

      Corporate bonds, corporate notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Fixed-income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the borrower/issuer;
      5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
      10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;
      11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
      12)   borrower's/issuer's competitive position within the industry;
      13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
      14)   other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2015


      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of May 31, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments as of May 31, 2015.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had no unfunded delayed draw loan commitments as of May 31, 2015.

D. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of May 31, 2015, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted investment. There are no unrestricted investments with the same maturity date and yield for this issuer.

                                                                                                        % OF
                                                                                                     NET ASSETS
                                                                                                     APPLICABLE
                                   ACQUISITION   PRINCIPAL      VALUE        CURRENT                 TO COMMON
SECURITY                              DATE      VALUE/SHARES  PER SHARE   CARRYING COST   VALUE        SHARES
-----------------------------------------------------------------------------------------------------------------
Cumulus Media, Inc. - Warrants       6/29/09       1,449      $    1.19     $      --    $  1,725      0.00% *


* Amount is less than 0.01%.


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2015


at some time in the future. Permanent differences incurred during the fiscal year ended May 31, 2015, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $291,896, a decrease in accumulated net realized gain (loss) on investments of $344,881, and an increase to paid-in capital of $52,985. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the fiscal years ended May 31, 2015 and 2014 is as follows:

Distributions paid from:                               2015            2014
                                                   -------------   -------------
Ordinary income................................    $  22,405,442   $  25,186,591

As of May 31, 2015, the components of distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income..................    $   1,091,262
Undistributed capital gains....................               --
                                                   -------------
Total undistributed earnings...................        1,091,262
Accumulated capital and other losses...........     (103,181,356)
Net unrealized appreciation (depreciation).....       (6,641,580)
                                                   -------------
Total accumulated earnings (losses)............     (108,731,674)
Other..........................................               --
Paid-in capital................................      501,431,132
                                                   -------------
Net assets.....................................    $ 392,699,458
                                                   =============

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At May 31, 2015, for federal income tax purposes, the Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by regulation, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains offset will not be distributed to the Fund shareholders.

                 CAPITAL LOSS AVAILABLE THROUGH
-----------------------------------------------------------------    POST-EFFECTIVE     TOTAL CAPITAL
       2016           2017             2018             2019         (NO EXPIRATION)    LOSS AVAILABLE
------------------------------------------------------------------------------------------------------
    $  422,155    $  25,585,953    $  68,278,827    $   4,665,052    $     3,397,798    $  102,349,785


The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2015, the Fund incurred and elected to defer net ordinary and capital losses as follows:

Qualified Late Year Losses:

Ordinary Losses     $         --
Capital Losses           831,571

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of May 31, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES

The Fund will pay all expenses directly related to its operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2015


3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended May 31, 2015, were $355,473,820 and $373,069,853, respectively.

                                 5. BORROWINGS

The Fund has a Revolving Credit and Security Agreement (the "Credit Facility") with Liberty Street Funding LLC as conduit lender and The Bank of Nova Scotia as secondary lender and agent for the secured parties under the agreement. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the terms of the Credit Facility, the loans under the Credit Facility bear interest for each settlement period at a rate per annum based on the commercial paper rate of the conduit lender. Effective July 11, 2014, the Credit Facility was amended, whereby the expiration date of the Credit Facility was extended until July 10, 2015 and the total commitment was reduced from $190,000,000 to $185,000,000. The Credit Facility may be renewed annually. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The Fund pays a utilization fee at a per annum rate of 0.3625% (prior to July 11, 2014, the per annum rate was 0.35%) of the daily average of the aggregate outstanding principal amount of the advances during the prior calendar month, and a commitment fee at a per annum rate of the product of (i) 0.3625% (prior to July 11, 2014, the per annum rate was 0.35%) of the daily average of the total commitment in effect (or if terminated, the aggregate outstanding principal amount of the advances funded or maintained) during the preceding calendar month and (ii) 1.02.

For the year ended May 31, 2015, the average amount outstanding under the Credit Facility was $168,772,603. The high and low annual interest rates for the loan under the Credit Facility funded by the conduit lender during the year ended May 31, 2015, were 0.232% and 0.199%, respectively, with a weighted average interest rate of 0.210%. The annual interest rate in effect for the loan at May 31, 2015, was 0.232%.

                           6. COMMON SHARE OFFERINGS

On November 21, 2012, the Fund and the Advisor entered into a sales agreement with JonesTrading Institutional Services, LLC ("JonesTrading") whereby the Fund may offer and sell up to 3,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Effective August 22, 2013, the sales agreement with JonesTrading was amended and as a result, the Fund may offer and sell up to 4,225,967 Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund used the net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies. Sales of Common Shares made under the sales agreement will be made pursuant to a "shelf" registration statement on Form N-2 (the "Registration Statement") that will require the Fund to obtain effectiveness

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2015


from the SEC on an annual basis. The Registration Statement has not been effective since September 2014, and therefore Common Shares have not been offered under the sales agreement since that time. Any future sales of Common Shares under the sales agreement will be made pursuant to an effective Registration Statement. Transactions related to offerings under such sales agreement are as follows:


                                                                  NET PROCEEDS
                       COMMON                                     RECEIVED IN
                       SHARES     NET PROCEEDS  NET ASSET VALUE  EXCESS OF NET
                        SOLD        RECEIVED    OF SHARES SOLD    ASSET VALUE
                     -----------  ------------  ---------------  --------------
Year Ended 5/31/15            --  $         --  $            --  $           --
Year Ended 5/31/14       196,487     3,035,923        2,952,237          83,686
Year Ended 5/31/13     1,029,480    16,309,080       15,524,292         784,788


Estimated offering costs of $235,169 related to the November 21, 2012 offering were recorded as a prepaid asset and were amortized to expense by the Fund on a straight line basis over a one year period. Additionally, on August 23, 2013, estimated offering costs of $175,000 related to the offering were recorded as a prepaid asset and were amortized to expense by the Fund on a straight line basis over a one year period. During the year ended May 31, 2015, it was determined that actual offering costs were less than the estimated offering costs by $92,925. Therefore, offering costs were reduced by that amount in the year ended May 31, 2015, as reflected in the "At the market offering costs" line item on the Statement of Operations.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

Effective July 10, 2015, the Credit Facility was amended whereby the expiration date was extended until July 8, 2016 and the total commitment was reduced from $185,000,000 to $180,000,000.

On June 22, 2015, the Fund declared a distribution of $0.075 per share to Common Shareholders of record on July 6, 2015, payable July 15, 2015.

On July 20, 2015, the Fund declared a distribution of $0.075 per share to Common Shareholders of record on August 5, 2015, payable August 17, 2015.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SENIOR FLOATING RATE INCOME FUND II:

We have audited the accompanying statement of assets and liabilities of First Trust Senior Floating Rate Income Fund II (the "Fund"), including the portfolio of investments, as of May 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015 by correspondence with the Fund's custodian, brokers, and agent banks; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust Senior Floating Rate Income Fund II as of May 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
July 23, 2015

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2015 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2015 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.


                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of September 17, 2014, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS, and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Annual Meeting of Shareholders for the Fund was held on September 15, 2014 (the "meeting"). At the meeting, Trustees Thomas R. Kadlec and Richard E. Erickson were elected as Class I Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2017. The number of votes cast in favor of Mr. Kadlec was 22,986,353, the number of votes against Mr. Kadlec was 466,661, and the number of broker non-votes was 3,243,968. The number of votes cast in favor of Mr. Erickson was 22,984,117, the number of votes against Mr. Erickson was 468,897, and the number of broker non-votes was 3,243,968. Niel B. Nielson, James A. Bowen and Robert F. Keith are current and continuing Trustees. Mr. Nielson is currently the Class II Trustee of the Fund for a term expiring at the Fund's annual meeting shareholders in 2015. Messrs. Bowen and Keith are currently the Class III Trustees of the Fund for a term expiring at the Fund's annual meeting of shareholders in 2016.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended May 31, 2015, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

HIGH-YIELD SECURITIES RISK: The Senior Loans in which the Fund invests are generally rated below investment grade by one or more rating agencies and are considered to be "high-yield" securities. High-yield securities should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree. High-yield securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. A reduction in an issuer's creditworthiness may result in the bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The market for high-yield securities is smaller and less liquid than that for investment grade securities.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The Fund borrowed pursuant to a leverage borrowing program, which constitutes a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares, with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain Credit Facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2015 (UNAUDITED)


distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

CREDIT RISK: Credit risk is the risk that an issuer of a security h--eld by the Fund will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in "high yield" or "junk" debt; such securities involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

PRE-PAYMENT RISK: Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner - to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2015 (UNAUDITED)

                                                                                                    NUMBER OF
                                                                                                PORTFOLIOS IN THE        OTHER
                                TERM OF OFFICE                                                     FIRST TRUST      TRUSTEESHIPS OR
                                      AND                                                         FUND COMPLEX       DIRECTORSHIPS
NAME, ADDRESS, DATE OF BIRTH       LENGTH OF                 PRINCIPAL OCCUPATIONS                 OVERSEEN BY          HELD BY
 AND POSITION WITH THE FUND       SERVICE(1)                  DURING PAST 5 YEARS                    TRUSTEE            TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Three Year Term   Physician; President, Wheaton Orthopedics;          114          None
c/o First Trust Advisors L.P.                      Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,          o Since Fund        Limited Partnership; Member, Sportsmed LLC
  Suite 400                      Inception
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee      o Three Year Term   President (March 2010 to Present), Senior           114          Director of
c/o First Trust Advisors L.P.                      Vice President and Chief Financial Officer                       ADM Investor
120 E. Liberty Drive,          o Since Fund        (May 2007 to March 2010), ADM Investor                           Services, Inc.
  Suite 400                      Inception         Services, Inc.(Futures Commission Merchant)                      and ADM Investor
Wheaton, IL 60187                                                                                                   Services
D.O.B.: 11/57                                                                                                       International,
                                                                                                                    and Futures
                                                                                                                    Industry
                                                                                                                    Association

Robert F. Keith, Trustee       o Three Year Term   President (2003 to Present), Hibs                   114          Director of
c/o First Trust Advisors L.P.                      Enterprises (Financial and Management                            Trust Company
120 E. Liberty Drive,          o Since June 2006   Consulting)                                                      of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee       o Three Year Term   Managing Director and Chief Operating               114          Director of
c/o First Trust Advisors L.P.                      Officer (January 2015 to Present), Pelita                        Covenant
120 E. Liberty Drive,          o Since Fund        Harapan Education Foundation (Educational                        Transport Inc.
  Suite 400                      Inception         Products and Services); President and Chief                      (May 2003 to
Wheaton, IL 60187                                  Executive Officer (June 2012 to September                        May 2014)
D.O.B.: 03/54                                      2014), Servant Interactive LLC (Educational
                                                   Products and Services); President and Chief
                                                   Executive Officer (June 2012 to September
                                                   2014), Dew Learning LLC (Educational
                                                   Products and Services); President (June
                                                   2002 to June 2012), Covenant College


------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(2), Trustee     o Three Year Term   Chief Executive Officer (December 2010 to           114          None
and Chairman of the Board                          Present), President (until December 2010),
120 E. Liberty Drive,          o Since Fund        First Trust Advisors L.P. and First Trust
  Suite 400                      Inception         Portfolios L.P.; Chairman of the Board of
Wheaton, IL 60187                                  Directors, BondWave LLC (Software
D.O.B.: 09/55                                      Development Company/Investment Advisor) and
                                                   Stonebridge Advisors LLC (Investment Advisor)


(1) Currently, Niel B. Nielson, as Class II Trustee, is serving as trustee until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Robert F. Keith, as Class III Trustees, are serving as trustees until the Fund's 2016 annual meeting of shareholders. Thomas R. Kadlec and Richard
      E. Erickson, as Class I Trustees, are serving as trustees until the Fund's 2017 annual meeting of shareholders .

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position of Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2015 (UNAUDITED)

       NAME, ADDRESS              POSITION AND OFFICES        TERM OF OFFICE AND                  PRINCIPAL OCCUPATIONS
     AND DATE OF BIRTH                 WITH FUND              LENGTH OF SERVICE                    DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley                President and Chief         o Indefinite term          Chief Operations Officer (December 2010 to
120 E. Liberty Drive,          Executive Officer                                      Present) and Chief Financial Officer, First
  Suite 400                                                                           Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                          o Since January 2012       L.P.; Chief Financial Officer, BondWave LLC
D.O.B.: 11/57                                                                         (Software Development Company/Investment
                                                                                      Advisor) and Stonebridge Advisors LLC
                                                                                      (Investment Advisor)


James M. Dykas                 Treasurer, Chief Financial  o Indefinite term          Controller (January 2011 to Present) Senior
120 E. Liberty Drive,          Officer and Chief                                      Vice President (April 2007 to Present),
  Suite 400                    Accounting Officer          o Since January 2012       First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                     Portfolios L.P.
D.O.B.: 01/66


W. Scott Jardine               Secretary and Chief         o Indefinite term          General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,          Legal Officer                                          First Trust Portfolios L.P.; Secretary and
  Suite 400                                                o Since Fund Inception     General Counsel, BondWave LLC (Software
Wheaton, IL 60187                                                                     Development Company/Investment Advisor);
D.O.B.: 05/60                                                                         Secretary of Stonebridge Advisors LLC
                                                                                      (Investment Advisor)

Daniel J. Lindquist            Vice President              o Indefinite term          Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                                 Senior Vice President (September 2005 to
 Suite 400                                                 o Since December 2005      Present), First Trust Advisors L.P. and First
Wheaton, IL 60187                                                                     Trust Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher                Chief Compliance Officer    o Indefinite term          Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,          and Assistant Secretary                                L.P. and First Trust Portfolios L.P.
  Suite 400                                                o Chief Compliance Officer
Wheaton, IL 60187                                            since January 2011
D.O.B.: 12/66
                                                           o Assistant Secretary
                                                             since Fund Inception


(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2015 (UNAUDITED)


                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $89,000 for 2014 and $70,000 for 2015.

(b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2014 and $0 for 2015.

      AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2014 and $0 for 2015.

(c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for 2014 and $5,200 for 2015. These fees were for tax consultation and tax preparation.

      TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2014 and $0 for 2015.

(d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2014 and $0 for 2015.

      ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2014 and $0 for 2015.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2014 were $5,200 and $36,800 for the Registrant and the Registrant's investment adviser, respectively, and for 2015 were $5,200 and $12,700 for the Registrant and the Registrant's investment adviser, respectively.

(h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph
      (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated standing audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF MAY 31, 2015

The First Trust Advisors Leveraged Finance Investment team manages a portfolio comprised primarily of U.S. dollar denominated, senior secured floating-rate loans. The Portfolio Managers are responsible for directing the investment activities within the Fund. William Housey is the Senior Portfolio Manager and has primary responsibility for investment decisions. Scott Fries assists Mr. Housey and is also a Senior Credit Analyst assigned to certain industries. The Portfolio Managers are supported in their portfolio management activities by the First Trust Advisors Leveraged Finance investment staff, including a team of credit analysts, a designated trader and operations personnel. Senior Credit Analysts are assigned industries and Associate Credit Analysts support the Senior Credit Analysts. All credit analysts, operations personnel and portfolio managers report to Mr. Housey.

William Housey, CFA

Senior Vice President, Senior Portfolio Manager

Mr. Housey joined First Trust in June 2010 as the Senior Portfolio Manager for the Leveraged Finance Investment Team and has 18 years of investment experience. Mr. Housey is a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including bank loans, high yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a BS in Finance from Eastern Illinois University and an MBA in Finance and Management and Strategy from Northwestern University's Kellogg School of Business. He holds the FINRA Series 7, Series 52 and Series 63 licenses and the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

Scott D. Fries, CFA

Vice President, Portfolio Manager

Mr. Fries Scott D. Fries, CFA, joined First Trust in June 2010 as a Portfolio Manager in the Leveraged Finance Investment Team and has 20 years of investment industry experience. Mr. Fries is a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Fries spent 15 years at Morgan Stanley/Van Kampen Funds, Inc, where he most recently served as Executive Director and Co-Portfolio Manager of Institutional Separately Managed Accounts. Mr. Fries received a BA in International Business from Illinois Wesleyan University and an MBA in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

INFORMATION PROVIDED AS OF MAY 31, 2015

 Name of Portfolio                        Total # of               # of Accounts Managed for    Total Assets for which
  Manager or Team                          Accounts      Total    which Advisory Fee is Based  Advisory Fee is Based on
       Member          Type of Accounts    Managed*     Assets          on Performance                Performance
--------------------  ------------------  -----------  ---------  ---------------------------  -------------------------
1.  William Housey,   Registered                8        $1.6B                  0                         $0
    CFA               Investment
                      Companies:
                      Other Pooled             12         $59                   0                         $0
                      Investment                        million
                      Vehicles:
                      Other Accounts:           0         $0                    0                         $0

2.  Scott Fries, CFA  Registered                8        $1.6B                  0                         $0
                      Investment
                      Companies:
                      Other Pooled             12         $59                   0                         $0
                      Investment                        million
                      Vehicles:
                      Other Accounts:           0         $0                    0                         $0

* Information excludes the registrant.


POTENTIAL CONFLICTS OF INTERESTS

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Leveraged Finance Team adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations.

In addition to the personal trading restrictions specified in the Code of Ethics and Insider Trading Policies and Procedures, employees in the Leveraged Finance Team currently are prohibited from buying or selling equity securities (including derivative instruments such as options, warrants and futures) and corporate bonds for their personal account and in any accounts over which they exercise control. Employees in the Leveraged Finance Team are also prohibited from engaging in any personal transaction while in possession of material non-public information regarding the security or the issuer of the security. First Trust and FTP also maintain a restricted list of all issuers for which the First Trust Advisors L.P. Leveraged Finance Team has material non-public information in its possession and all transactions executed for a product advised or supervised by First Trust or FTP are compared daily against the restricted list.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF MAY 31, 2015


The compensation structure for the Leveraged Finance Investment Team of First Trust is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust.

Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the First Trust Advisors L.P. Leveraged Finance Team are not based upon criteria such as performance of the Registrant and are not directly tied to the value of assets of the Fund.


(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP AS OF MAY 31, 2015

       --------------------------------  ---------------------------------------
         Name of Portfolio Manager or        Dollar ($) Range of Fund Shares
                  Team Member                      Beneficially Owned
       --------------------------------  ---------------------------------------
       William Housey                       $10,001 - $50,000 (1,000 shares)
       --------------------------------  ---------------------------------------
       Scott Fries                                    $0 (0 shares)
       --------------------------------  ---------------------------------------


(B)   Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    First Trust Senior Floating Rate Income Fund II
             -----------------------------------------------------


By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 15, 2015
     -----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 15, 2015
     -----------------


By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: July 15, 2015
     -----------------


*Print the name and title of each signing officer under his or her signature.